AGREEMENT

THIS AGREEMENT (hereinafter, this "**Agreement**") made this 10th day of July, 2009 by and among:

> **XENTENIAL HOLDINGS LIMITED** (hereinafter, the "**Lender**"), a Private Company Limited by Shares organized under the laws of the Republic of Cyprus, successor by assignment to **YA Global Investments, L.P., formerly known as Cornell Capital Partners, LP**, a Cayman Island exempt limited partnership (hereinafter, "**YA Global**"), and having offices located at 101 Hudson Street Suite 3700, Jersey City, New Jersey 07302;
>
> **NATURAL NUTRITION, INC.** (hereinafter, the "**Borrower**"), a Nevada corporation, and successor in interest to CSI Business Finance, Inc., a Florida corporation, with its principal office located at 109 North Post Oak Lane, Suite 422, Houston, Texas 77024;
>
> **iNUTRITION, INC.** (hereinafter, "**iNutrition**"), a Texas corporation formerly known as CSI Business Finance, Inc., with its principal office located at 109 North Post Oak Lane, Suite 422, Houston, Texas 77024; and
>
> **INTERACTIVE NUTRITION INTERNATIONAL INC.** (hereinafter, "**InterACTIVE Nutrition**"), a corporation organized under the laws of Canada, with its principal office located at 2487 Kaladar Avenue, Unit 360E, Ottawa, Ontario, Canada K1V8B9.
>
> Hereinafter, iNutrition and InterACTIVE Nutrition may be referred to herein sometimes, singly and collectively, as the "**Borrower Subsidiaries**".
>
> Hereinafter, all references to the "Lender" mean the Lender as successor by assignment to YA Global.

Background

Reference is made to certain financing arrangements entered into by and among the Borrower, the Borrower Subsidiaries, and the Lender (hereinafter, the "**Financing Arrangements**") evidenced by, among other things, the following documents, instruments, and agreements (hereinafter, collectively, together with all other documents, instruments, and agreements executed in connection therewith or related thereto, the "**Financing Documents**"):

(a) Securities Purchase Agreement dated as of May 31, 2007, entered into by and between the Borrower and the Lender (hereinafter, the "**5/31/07 SPA**");

(b) Secured Convertible Note dated May 31, 2007 issued by the Borrower to the Lender pursuant to the 5/31/07 SPA in the original principal amount of $9,292,894.00 (hereinafter, the "**Note**");

(c) Securities Purchase Agreement dated as of September 9, 2005, entered into by and between the Borrower and the Lender (hereinafter, the "**9/9/05 SPA**");

(d) Amended and Restated Secured Convertible Debenture dated May 31, 2007 issued by the Borrower to the Lender pursuant to the 5/31/07 SPA in the original principal amount of $15,635,199.00, amending and restating the Secured Convertible Debenture dated September 9, 2005 issued by the Borrower to the Lender pursuant to the 9/9/05 SPA (hereinafter, the "**Debenture**");

(e) Amended and Restated Security Agreement dated May 31, 2007 given by the Borrower to the Lender (hereinafter, the "**Security Agreement**"), pursuant to which, among other things, the Borrower pledged and otherwise granted to the Lender as security for all "Obligations" (as defined in the Security Agreement) a first priority perfected security interest to and in all "**Pledged Property**" (as defined in the Security Agreement and so referred to herein) comprising all assets of the Borrower, including, without limitation, the following: (i) all equity interest of the Borrower to and in the Borrower Subsidiaries and (ii) all rights of the Borrower respecting Convertible Promissory Note dated March 31, 2004 (as defined in the Security Agreement and so referred to herein, the "**Subsidiary Note**"), originally issued to Nesracorp Inc. (under its former name Interactive Nutrition, Inc.) jointly by Bio-One Corporation and InterACTIVE Nutrition in the original principal amount of $15,000,000.00;

(f) Securities Pledge Agreement dated May 31, 2007 given by the Borrower to the Lender (hereinafter, the "**Subsidiary Note Pledge Agreement**"), pursuant to which, among other things, the Borrower pledged and otherwise granted to the Lender as security for all "Secured Indebtedness" (as defined in the Subsidiary Note Pledge Agreement) a first priority perfected pledge and security interest to and in all "**Pledged Collateral**" (as defined in the Subsidiary Note Pledge Agreement and so referred to herein), including, without limitation, the Subsidiary Note and all other "Securities" (as defined in the Subsidiary Note Pledge Agreement);

(g) Collateral Assignment dated September 9, 2005 given by the Borrower in favor of the Lender (hereinafter, the "**Bio-One Assignment**") with respect to the "**Bio-One Documents**" (as defined in the Bio-One Assignment and so referred to herein);

(h) Guarantee dated May 25, 2007 given by InterACTIVE Nutrition to the Lender (hereinafter, the "**Guaranty**"), pursuant to which InterACTIVE Nutrition unconditionally guarantied the prompt, punctual, and faithful payment and

performance of all "Obligations" (as defined in the Guaranty) of the Borrower to the Lender;

(i) General Security Agreement dated May 25, 2007, entered into by and between InterACTIVE Nutrition and the Lender;

(j) Pledge and Escrow Agreement dated September 9, 2005 entered into by and between the Borrower, the Lender, and David Gonzalez, Esquire, as Escrow Agent (hereinafter, the "**Pledge Agreement**"), pursuant to which the Borrower pledged to the Lender as security for all "Obligations" (as defined in the Pledge Agreement) 1000 shares of common stock of iNutrition (hereinafter, the "**Specified iNutrition Shares**");

(k) Warrant dated May 31, 2007, executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 61,952,626 shares of the Borrower's common stock (hereinafter, the "**Warrant**");

(l) Investor Registration Rights Agreement dated as of May 31, 2007, entered into by and between the Borrower and the Lender, as affected by certain letter agreements dated July10, 2006 and March 13, 2009; and

(m) Investor Registration Rights Agreement dated as of September 9, 2005, entered into by and between the Borrower and the Lender, as affected by certain letter agreements dated July10, 2006 and March 13, 2009.

Hereinafter, the Borrower, iNutrition, and InterACTIVE Nutrition shall be referred to herein sometimes, singly and collectively, and jointly and severally, as the "**Obligors**".

Hereinafter, the collateral interests granted by the Obligors, respectively, pursuant to the Financing Documents, including, without limitation, the following: (i) the Pledged Property pursuant to the Security Agreement, (ii) the Pledged Collateral pursuant to the Subsidiary Note Pledge Agreement, (iii) the Bio-One Documents pursuant to the Bio-One Assignment, and (iv) the Specified iNutrition Shares pursuant to the Pledge Agreement shall be referred to herein sometimes, singly and collectively, as the "**Collateral Interests**".

The Obligors acknowledge and agree that: (a) one or more Events of Default have occurred under the Financing Documents prior to the date hereof (hereinafter, collectively, the "**Existing Defaults**") and (b) on account of the Existing Defaults, and pursuant to the terms and conditions of the Financing Documents, all "Obligations" (hereinafter, as defined below) of the Obligors, respectively, are presently due and owing and otherwise immediately payable in full to the Lender, without any other or further notice or demand.

The Lender has notified the Obligors that, among other rights and remedies under the Financing Documents, the Lender intends to exercise certain of its rights and remedies as a secured creditor with respect to the Collateral Interests, as such rights are set forth in the

Financing Documents, and as such rights are set forth under the Uniform Commercial Code as enacted, and currently in effect, in the State of New Jersey or any other applicable jurisdiction (hereinafter, the "**Uniform Commercial Code**") and applicable Canadian law.

The Lender has proposed to the Obligors that the Lender: (i) accept certain of the Collateral Interests constituting the Lender's collateral in partial satisfaction of the Obligations pursuant to Section 9-620 of the Uniform Commercial Code and (ii) apply the "Stipulated Value Amount" and the amount of the "Funds" (as defined herein) in reduction of the Obligations all as further provided herein, but only upon the terms and conditions expressly set forth herein.

Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and among the Obligors and the Lender as follows:

Acknowledgment of Indebtedness

1. The Obligors each hereby acknowledge and agree that presently each of the Obligors is jointly and severally liable to the Lender as follows:

    a. Due under the Note as of June 2, 2009:

Principal		$ 9,292,894.00
Interest		$ 2,239,460.15
	Total	$11,532,354.15

    b. Due under the Debenture as of June 2, 2009:

Principal		$15,090,897.00
Interest		$ 747,266.13
	Total	$15,838,163.13

    c. For all interest accruing upon the principal balances of the Note and the Debenture, respectively, from and after June 2, 2009, and for all fees, redemption premiums, liquidated damages, costs, expenses, costs of collection (including attorneys' fees and expenses), and other amounts heretofore or hereafter accrued or incurred by the Lender or otherwise due in connection with the Financing Documents, including, without limitation, all attorney's fees and expenses incurred in connection with the negotiation and preparation of this Agreement and all documents, instruments, and agreements incidental hereto.

All amounts due as set forth in this Section 1, and all amounts heretofore or hereafter payable under this Agreement, shall be referred to herein collectively as the "**Obligations**".

Waiver of Claims

2. The Obligors hereby acknowledge and agree that none of the Obligors have any offsets, defenses, claims, or counterclaims against (i) the Lender or the Lender's officers, directors, employees, attorneys, representatives, predecessors, successors, and assigns and/or (ii) YA Global or YA Global's officers, directors, employees, attorneys, representatives, predecessors, successors, and assigns (the foregoing (i) and (ii) being referred to herein, singly and collectively, as the "**Lender Released Parties**"), with respect to the Obligations, the Financing Documents, the transactions set forth or otherwise contemplated in this Agreement, or otherwise, and that if the Obligors now have, or ever did have, any offsets, defenses, claims, or counterclaims against any of the Lender Released Parties, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Agreement, all of them are hereby expressly **WAIVED**, and the Obligors each hereby **RELEASES** each of the Lender Released Parties from any and all liability therefor.

Ratification of Financing Documents; Confirmation of Collateral; Cross-Collateralization; Further Assurances

3. The Obligors:

   a. Hereby warrant, represent, acknowledge and agree as follows:

      i. The Financing Arrangements and each of the Financing Documents and all of the claims, rights, and other Obligations evidenced thereby have been assigned by YA Global to the Lender pursuant to a certain Non-Recourse Assignment dated as of July 7, 2009 (hereinafter, the "**Non-Recourse Assignment**"), a copy of which Non-Recourse Assignment has been provided to the Obligors in connection with the execution and delivery of this Agreement;

      ii. Each Obligor has consented (and does hereby ratify and confirm such consent) to the assignment of the Financing Documents by YA Global to the Lender pursuant to the Non-Recourse Assignment;

      iii. Each Obligor hereby ratifies, confirms, restates, and reaffirms the terms and conditions of the Financing Documents, and ratifies, confirms, restates, reaffirms and remakes as of the date hereof for the benefit of the Lender, the representations and warranties contained therein, and the respective Obligations of the Obligors to the Lender thereunder, all of which Obligations under the Financing Documents are and shall continue to be "Obligations" secured by any and all Collateral Interests;

iv. That each of YA Global and the Lender have fully performed its respective obligations to the Obligors under the Financing Documents;

b. Hereby acknowledge and agree that, except as specifically modified in this Agreement, and subject to the provisions of Section 10 hereunder, all terms and conditions of the Financing Documents shall remain in full force and effect;

c. Hereby agree that: (i) the obligations secured by the Financing Documents include, without limitation, the Obligations, and any future modifications, amendments, substitutions or renewals thereof and (ii) the Borrower and the Borrower Subsidiaries, respectively, have granted the Lender security interests in all of their respective assets (including, without limitation, the Pledged Property and other Collateral Interests), and to confirm the same the Borrower and each of the Borrower Subsidiaries hereby grants the Lender a security interest in all of their respective assets, whether now existing or hereafter acquired, including, without limitation, all accounts, inventory, goods, equipment, software and computer programs, securities, investment property, financial assets, deposit accounts, chattel paper, electronic chattel paper, instruments, documents, letter-of-credit rights, health-care-insurance receivables, supporting obligations, notes secured by real estate, commercial tort claims, and general intangibles including payment intangibles, to secure the Obligations free and clear of all "Liens" (as defined below);

d. Shall, from and after the execution of this Agreement execute and deliver to the Lender whatever additional documents, instruments, and agreements that the Lender may require in order to correct any document deficiencies, or to vest or perfect the Financing Documents and the Pledged Property and other Collateral Interests granted therein more securely in the Lender and/or to otherwise give effect to the terms and conditions of this Agreement, and hereby irrevocably authorize the Lender to file any financing statements (including financing statements with a generic description of the collateral such as "all assets"), and take any other normal and customary steps, the Lender deems necessary to perfect or evidence the Lender's security interests and liens in any such Collateral Interests (with the foregoing to constitute part of the "Obligors' Continued Cooperation" as defined herein); and

e. Hereby acknowledge and agree that for all purposes, including, without limitation, pursuant to the provisions of Sections 9-620 and 9-621 of the Uniform Commercial Code, this Agreement shall constitute an authenticated record.

Acceptance by Lender of Certain Collateral in Partial Satisfaction of Obligations

4. Proposal by Lender Respecting Certain Collateral. The Obligors acknowledge and agree that they have each received the Lender's Proposal to Accept Collateral in Partial Satisfaction of Debt in the form attached hereto as Exhibit A annexed hereto and

incorporated herein (hereinafter, the "**Lender's Proposal**"), pursuant to which the Lender has proposed to accept the following Collateral Interests in partial satisfaction of the Obligations:

a. Ownership Interest in InterACTIVE Nutrition.

i. All shares of capital stock and other equity and ownership interests, whether or not certificated, owned by the Borrower in InterACTIVE Nutrition (constituting one hundred percent (100%) of the entire ownership interest to and in InterACTIVE Nutrition and as further shown on Schedule 1 annexed hereto and incorporated herein), and the stock certificates or other security certificates (as defined in the Uniform Commercial Code) representing all such shares or equity interests (hereinafter, singly and collectively, the "**Securities**"); and

ii. All dividends, cash, accounts, instruments, books, records, payments, and other property from time to time received, receivable or otherwise distributed or distributable, in respect of, or in exchange for, the Securities, and all other products and proceeds of such Securities, and all other rights, claims, and other interests of the Borrower in and to the Securities (hereinafter, the foregoing, together with the Securities, being referred to, singly and collectively, as the "**Ownership Interests**").

b. All Other Assets of Borrower. In addition to the Ownership Interests held by the Borrower, all assets of the Borrower (other than the "Excluded Borrower Assets" defined below) as of the Effective Date (hereinafter, the "**Borrower Assets**"), including, without limitation, the following all remaining Pledged Property and other applicable Collateral Interests, including, but not limited to, all accounts, inventory, goods, equipment, software and computer programs, securities, investment property, financial assets, deposit accounts, chattel paper, electronic chattel paper, instruments, documents, letter-of-credit rights, health-care-insurance receivables, supporting obligations, notes secured by real estate, commercial tort claims, and general intangibles including payment intangibles owned by the Borrower as of the Effective Date; provided, however, that the Borrower Assets shall exclude the following (hereinafter, the "**Excluded Borrower Assets**"): (i) the Borrower's ownership interest to and in iNutrition; (ii) all furniture, fixtures and equipment of Borrower or its affiliates located at 109 North Post Oak Lane, Suite 422, Houston, Texas 77024, including, without limitation, all computer equipment, non-proprietary software and computer programs; (iii) all bank accounts of the Borrower set forth on Schedule 2 annexed hereto and incorporated herein (provided, however, that Excluded Borrower Assets shall not include any Funds); and (iv) an amount not to exceed $12,500.00 in cash to be used by the Borrower for the payment of reasonable fees to be incurred by the Borrower and/or its affiliates in connection with their response to those certain subpoenas issued to Turnaround Partners, Inc., a Nevada corporation

n/k/a Advanced Clean Technologies, Inc., Timothy J. Connolly (hereinafter, individually, "**Connolly**"), Fred Zeidman (hereinafter, individually, "**Zeidman**"), and/or William Mathers by the Securities and Exchange Commission dated June 9, 2009. A complete and detailed listing of all Borrower Assets and all Excluded Borrower Assets (separately identified therein) existing as of the date hereof is set forth on Schedule 2 annexed hereto and incorporated herein.

c. All Assets of iNutrition. All assets of iNutrition as of the Effective Date (hereinafter, "**iNutrition Assets**"), including, without limitation, the following all applicable Collateral Interests, including, but not limited to, all accounts, inventory, goods, equipment, software and computer programs, securities, investment property, financial assets, deposit accounts, chattel paper, electronic chattel paper, instruments, documents, letter-of-credit rights, health-care-insurance receivables, supporting obligations, notes secured by real estate, commercial tort claims, and general intangibles including payment intangibles owned by iNutrition as of the Effective Date; provided, however, that the iNutrition Assets shall exclude the following (hereinafter, the "**Excluded iNutrition Assets**"): (i) all furniture, fixtures and equipment of iNutrition located at 109 North Post Oak Lane, Suite 422, Houston, Texas 77024, including, without limitation, all specifically related computer equipment, non-proprietary software and computer programs; (ii) all bank accounts of iNutrition set forth on Schedule 3 annexed hereto and incorporated herein (provided, however, that Excluded iNutrition Assets shall not include any Funds); and (iii) that certain Promissory Note made by W Technologies, Inc., a Delaware corporation, for the benefit of iNutrition, dated April 1, 2008, and all related documents, including, without limitation, (x) that certain Amendment Agreement dated April 1, 2008 by and between W Technologies, Inc., Global SportsEdge, Inc. and iNutrition, (y) that certain Pledge and Security Agreement dated April 1, 2008 by and between W Techologies, Inc. and iNutrition and (z) that certain Agreement to Hold Collateral dated March 1, 2008 by and between W Technologies, Inc., iNutrition and Colonial Stock Transfer Company. A complete and detailed listing of all iNutrition Assets and all Excluded iNutrition Assets (separately identified therein) existing as of the date hereof is set forth on Schedule 3 annexed hereto and incorporated herein.

5. Obligors' Acceptance of Lender's Proposal; Lender's Further Exercise of Rights and Remedies. In connection with the Lender's Proposal, the Obligors acknowledge (and with respect to Section 5.h, the Lender), covenant, and agree as follows:

a. The Obligors have received full and timely notice of the Lender's Proposal.

b. The Obligors have carefully reviewed the terms and conditions of the Lender's Proposal and have determined that:

i. The Lender's Proposal is reasonable and sufficient and complies in all respects with the terms and conditions of the Financing Documents and with Sections 9-620 and 9-621 of the Uniform Commercial Code;

ii. The value of US$6,200,000.00 (hereinafter, the "**Stipulated Value Amount – Ownership Interests**") for the Securities and the other Ownership Interests set forth in the Lender's Proposal and which will be, upon acceptance of the Lender's Proposal, applied in partial satisfaction of the Obligations, is a fair, reasonable, and sufficient value for the Securities and other Ownership Interests and, in any event, is in an amount in excess of that which would otherwise be received if the Lender conducted a secured party sale of the Securities and other Ownership Interests under the Uniform Commercial Code;

iii. The value of US$328,701.91 (hereinafter, the "**Stipulated Value Amount – Borrower Assets**") for the Borrower Assets (exclusive of the Securities and the other Ownership Interests) as set forth in the Lender's Proposal which will be, upon acceptance of the Lender's Proposal, applied in partial satisfaction of the Obligations, is a fair, reasonable, and sufficient value for the Borrower Assets (exclusive of the Securities and other Ownership Interests) and, in any event, is in an amount in excess of that which would otherwise be received if the Lender conducted a secured party sale of said Borrower Assets under the Uniform Commercial Code;

iv. the value of US$1,000.00 (hereinafter, the "**Stipulated Value Amount – iNutrition Assets**") for the iNutrition Assets as set forth in the Lender's Proposal and which will be, upon acceptance of the Lender's Proposal, applied in partial satisfaction of the Obligations, is a fair, reasonable, and sufficient value for the iNutrition Assets and, in any event, is in an amount in excess of that which would otherwise be received if the Lender conducted a secured party sale of the iNutrition Assets under the Uniform Commercial Code; and

v. It is in the best interests of the Borrower and the other Obligors, respectively, to accept the Lender's Proposal and otherwise to enter into this Agreement.

c. The Obligors hereby irrevocably consent to, and accept, the Lender's Proposal and agree that all "Accepted Assets" (as defined below) shall immediately vest fully in the Lender, free and clear of all Liens and other encumbrances, in accordance with the provisions of Sections 9-620 and 9-621 of the Uniform Commercial Code, including, without limitation: (i) all right, title, and interest of the Borrower in and to the Securities and the other Ownership Interests, (ii) all right, title, and interest of the Borrower in and to the additional Borrower Assets, and (iii) all right, title, and interest of iNutrition in and to the iNutrition Assets.

Without limiting the generality of the foregoing, all rights of the Borrower: (x) in and to dividends or other cash distributions that the Borrower is authorized to receive with respect to the Ownership Interests and/or (y) to exercise the voting and consensual rights and powers the Borrower is entitled to exercise with respect to the Ownership Interests, shall cease, and all such rights shall thereupon become vested in the Lender, which shall have the sole and exclusive right and authority to receive and retain such dividends or other cash distributions and to vote or exercise other rights with respect to the Ownership Interests.

d. That the acceptance by the Lender of: (i) the Securities and other Ownership Interests, (ii) all additional Borrower Assets, and (iii) all iNutrition Assets (hereinafter, singly and collectively, the "**Accepted Assets**") pursuant to this Agreement constitutes only a partial satisfaction of the Obligations and that the Obligors shall continue to be liable for all respective Obligations remaining after application of the aggregate of the Stipulated Value Amount – Ownership Interests, the Stipulated Value Amount – Borrower Assets, and Stipulated Value Amount – iNutrition Assets (collectively, the "**Stipulated Value Amount**") in reduction of the Obligations; provided, however, that the continued Obligations of the Obligors from and after the Effective Date shall be subject to the express provisions of Section 10 hereunder and, with respect to the "Continuing Obligor Obligations" (as defined below), the express provisions of Section 12 hereunder. Notwithstanding the acceptance by Lender of the Accepted Assets pursuant to this Agreement, the Obligors expressly acknowledge and agree that the Lender may, from time to time and at any time hereafter, further exercise any and all of its rights and remedies with respect to the Collateral Interests relating to the Accepted Assets and/or the Continuing Obligor Obligations and other "Continuing Obligations" (as defined herein) and/or otherwise pursuant to the Financing Documents, including, without limitation, those rights and remedies necessary or desirable to vest more securely title of the Accepted Assets to and in the Lender (and/or, as may hereafter be applicable, otherwise to realize upon Collateral Interests which would otherwise would have constituted Accepted Assets in the absence of any Adverse Determination, as provided in Section 12 hereunder) pursuant to this Agreement, the other Financing Documents, and any and all other rights and remedies as a secured creditor pursuant to the Uniform Commercial Code, the Personal Property Security Act (Ontario) and other applicable law (hereinafter, the "**Lender's Further Exercise of Rights and Remedies**"). Without limiting the generality of the foregoing, each of the Obligors acknowledges and agrees as follows (singly and collectively, the "**Specified Default Notice Acknowledgments**"): (i) on account of the Existing Defaults, each Obligor has received a demand for payment respecting the Note, and, in the case of InterACTIVE Nutrition, a notice issued under Section 244 of the Bankruptcy and Insolvency Act (Canada) with respect to the Guaranty relative to the Obligations under the Note (the "**244 Notice**"); (iii) that the Obligors' correspondence dated June 29, 2009, by its counsel J.William Boyar, to Lender's Canadian counsel, Olgivy Renault LLP, respecting the 244 Notice is expressly

retracted in its entirety and of no force and effect (as and to the extent such correspondence was never provided); and (iv) that the Obligors have been afforded a "reasonable" time to pay and are unable to pay the Obligations arising under the Note, and, in the case of InterACTIVE Nutrition, hereby waives the ten (10) day notice period specified in the 244 Notice.

e. That the Lender shall apply the Stipulated Value Amount in reduction of the Obligations in such order and manner determined by the Lender in its sole and exclusive discretion, including, without limitation, with respect to any present or future allocation of the Stipulated Value Amount made or to be made by the Lender in reduction of the Obligations under the Note and/or the Debenture (hereinafter, "**Lender's Allocation**").

f. No possession by the Lender of any stock certificate or other instrument shall be necessary to evidence the acceptance of Ownership Interests by the Lender.

g. The Obligors shall at all times cooperate fully with: (i) the transfer of the Accepted Assets to the Lender in accordance with the terms hereof and (ii) otherwise in connection with Lender's Further Exercise of Rights and Remedies, and the Obligors shall at all times render all such reasonable assistance as the Lender may request in connection therewith, including, without limitation, executing such confirmatory assignments, instruments, and agreements as the Lender may reasonably request to further evidence the transfer of the Accepted Assets to the Lender or further vest the title of the Accepted Assets in the Lender. Notwithstanding the foregoing, each of the Obligors expressly acknowledges and agrees that the acceptance of the Accepted Assets by the Lender hereunder shall be immediately effective to fully transfer all right, title, and interest of the Obligors, respectively, in and to the Accepted Assets to the Lender, without the necessity of the execution and delivery of any other or further instruments, documents, or agreements and/or notwithstanding any failure on the part of the Obligors or any other person to deliver any stock certificates or other Securities or other instruments, documents, or agreements evidencing the other Ownership Interests and/or other Accepted Assets to the Lender. Without limiting the generality of the foregoing, the Obligors shall provide the Lender, as and when Lender may reasonably request from time to time in writing, and at the sole expense of the Lender, with access to and, if so requested, copies of, any material correspondence, documents, agreements, and other written materials in the possession of the Obligors and/or Connolly (or any other Insider Party) (or which could reasonably be obtained by the Obligors and/or Connolly or any other Insider Party) reasonably relating to the Accepted Assets, including, without limitation, as same may be necessary or desirable in the reasonable determination of the Lender to complete any required tax or other filing, audit, or examination or otherwise to collect or otherwise realize upon any account receivable or other payment obligation constituting the Accepted Assets.

h. The Lender shall provide the Obligors, as and when the Obligors may reasonably request from time to time in writing, and at the sole expense of the Obligors, with access to and, if so requested, copies of, any material correspondence, documents, agreements, and other written materials in the possession of the Lender (or which could reasonably be obtained by the Lender) reasonably relating to the Accepted Assets, including, without limitation, as same may be necessary or desirable in the reasonable determination of the Obligors to complete any required tax or other filing, audit, or examination.

6. Specified Representations, Warranties, and Covenants. With respect to the provisions of this Section 6, Connolly (by Connolly's execution and delivery of the Acknowledgment and Assent below) makes, and otherwise joins with the Obligors making, the following representations, warranties, and covenants (singly and collectively, the "**Specified Representations, Warranties, and Covenants**"). Accordingly, the Obligors and Connolly each hereby expressly represents, warrants, and covenants to and with the Lender as follows:

a. Other than the security interest granted to the Lender by the Borrower, no other person holds or has otherwise been granted a security interest, lien, assignment, pledge, hypothecation, or other interest (hereinafter, "**Liens**") to and in the Accepted Assets, whether subordinate to the Lender's existing security interest or otherwise, and none of the Obligors has made (or will make) any assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in, or other Lien or encumbrance on, the Accepted Assets;

b. The Default Notice Acknowledgments, in all respects, are true and accurate; all notices and demands made by the Lender in any way relating to the Default Notice Acknowledgments are sufficient under the terms and conditions of the Financing Documents and applicable law, including, without limitation, with respect to the sufficiency of the 244 Notice; and Lender may make Lender's Allocation in such order and manner as the Lender now or hereafter determines appropriate in its sole and exclusive discretion.

c. No person other than the Obligors is entitled to receive any notice respecting the Lender's Proposal pursuant to Section 9-620 and/or Section 9-621 of the Uniform Commercial Code or otherwise, and the Obligors (and Connolly) have received, reviewed, and approved the sufficiency of the Lender's Proposal provided pursuant to Section 9-620 and/or Section 9-621 of the Uniform Commercial Code;

d. Schedule 2 annexed hereto represents in all material respects a complete and detailed listing of all Borrower Assets and all Excluded Borrower Assets (separately identified therein) existing as of the date hereof (and updated as of the Effective Date). The reasonable value of the Excluded Borrower Assets, in the aggregate, does not exceed $5,000.00;

e. Schedule 3 annexed hereto represents in all material respects a complete and detailed listing of all iNutrition Assets and all Excluded iNutrition Assets (separately identified therein) existing as of the date hereof (and updated as of the Effective Date). The reasonable value of the Excluded iNutrition Assets, in the aggregate, does not exceed $7,000.00;

f. With respect to the Securities and other Ownership Interests:

i. The Securities represent one hundred percent (100%) of the issued and outstanding shares of each class of the capital stock or other equity interest of InterACTIVE Nutrition with respect thereto, as further set forth on Schedule 1, with InterACTIVE Nutrition being a wholly owned subsidiary of the Borrower;

ii. Connolly does not presently own, nor has Connolly ever owned, any of the Securities or other Ownership Interests, including, without limitation, any "INII Stock" or other "Pledged Collateral" as defined or otherwise described in that certain Securities Pledge Agreement dated May 31, 2007 given by Connolly to the Lender (hereinafter, the "**Connolly Pledge Agreement**"). The Connolly Pledge Agreement, pursuant to which, among other things, Connolly purported to pledge and otherwise grant to the Lender as security for all Obligations a first priority perfected pledge and security interest to and in the Pledged Collateral and the INII Stock (then specified as representing ten percent (10%) of the common stock of InterACTIVE Nutrition), was executed and delivered by Connolly in error, and, notwithstanding the provisions of the Connolly Pledge Agreement and the execution and delivery of same, the Borrower owns one hundred percent (100%) of the Securities and other Ownership Interest, including, without limitation, on account of the purchase by the Borrower of all shares of capital stock and other equity and ownership interests, whether or not certificated (heretofore owned by Corporate Strategies, Inc. in InterACTIVE Nutrition) pursuant to, among other things, that certain Purchase Agreement by and between the Borrower, iNutrition, and Corporate Strategies, Inc. dated December 31, 2007;

iii. Giving effect to the acceptance by Lender of the Accepted Assets pursuant to this Agreement, the Lender shall be duly recorded in the share ledgers as the legal and beneficial owner of the Securities and other Ownership Interests;

iv. All of the Securities have been duly authorized and validly issued and, to the extent applicable, are fully paid and nonassessable;

v. The pledging of and grants of security interests in Pledged Property, Securities consisting of shares in the capital stock of InterACTIVE

Nutrition, the other Ownership Interests, and the other Collateral Interests, and the transfer of such property to the Lender as herein provided, have been duly authorized by all necessary corporate and other action, including such directors or shareholder resolutions, as may be required by the articles and bylaws of InterACTIVE Nutrition (hereinafter, collectively, a "**Directors' Resolution**") and there are no other consents, authorizations, resolutions or approvals (hereinafter, "**Other Approvals**") which have not been given and made and copies of the Directors' Resolution and any such Other Approvals have been provided to the Lender;

vi. InterACTIVE Nutrition has not consented to or approved the issuance of (i) any additional shares of any class of capital stock of any of the Securities other than the Securities, or the issuance of any other ownership interest in any of InterACTIVE Nutrition, (ii) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or nonoccurrence of any event or condition into, or exchangeable for, any such shares or interests, or (ii) any warrants, options, rights, or other commitments entitling any person to purchase or otherwise acquire any such shares or interests; and

vii. None of the Securities constitutes margin stock, as defined in Regulation U of the Board of Governors of the Federal Reserve System;

g. Other than as expressly detailed on Schedule 4 annexed hereto and incorporated herein (and other than with respect to indebtedness arising under the Financing Documents), none of the Borrower, iNutrition, Connolly, Zeidman, or any other Insider Party has any indebtedness, liabilities, or obligations to any person which could result in any claim, counterclaim, demand, offset by such person relating to the Accepted Assets and/or which otherwise could result in any Lien respecting the Accepted Assets;

h. To the best knowledge of the Borrower, iNutrition, Connolly and Zeidman, InterACTIVE Nutrition has no indebtedness, liabilities, or obligations to any person other than that set forth in the financial statements and lien searches annexed hereto and incorporated herein on Schedule 4;

i. As of the date hereof (and as of the Effective Date), all of the property constituting the Accepted Assets constitutes Collateral Interests pursuant to the respective Financing Agreements;

j. No compensation, fees, loans, or other amounts or claims are presently due and owing to any of the existing officers or directors of any Borrower Subsidiary and/or otherwise to Connolly;

k. All information set forth herein and in any of the Deliverable Items (as defined below) relating to the Ownership Interests is accurate and complete in all material respects as of the date hereof;

l. Giving effect to the acceptance by Lender of the Accepted Assets pursuant to this Agreement, there are no facts or circumstances under which any of the following persons: (i) Connolly, (ii) Zeidman, (iii) Neal Reisman, M.D. (hereinafter, individually "**Reisman**"), (iv) any other present or former officer or director of the Borrower and/or any of the Borrower Subsidiaries, and/or (v) any entity directly or indirectly owned or controlled by any of the persons set forth in (i) through (v) inclusive (hereinafter, the foregoing, singly and collectively, an "**Insider Party**") holds or could otherwise assert any claim, counterclaim, demand, offset by such Insider Party: (x) against the Lender and/or InterACTIVE Nutrition (for monetary obligations or otherwise), (y) against the Accepted Assets, the assets of InterACTIVE Nutrition, and/or (z) which otherwise could result in any Lien respecting the Accepted Assets and/or the assets of InterACTIVE Nutrition (hereinafter, singly and collectively, "**Insider Party Claims**"), including, without limitation, any Insider Party Claims relating in any way to any present or prior employment agreements, rental or occupancy agreements (for shared office space, facilities, or otherwise), subordinated debt, loans, advances, salaries, bonuses, and/or otherwise relating in any way to any other agreements, instruments, and documents by and between any one or more of the Obligors and any Insider Party;

m. Since January 1, 2009, no non-cash asset of any Borrower or Borrower Subsidiary has been transferred or assigned to Connolly or any other Insider Party and/or to any other person other than in a commercially reasonable manner in the ordinary course of business;

n. From and after April 1, 2009: (i) all Funds which are or should reasonably constitute Borrower Assets and/or iNutrition Assets have been used solely in connection with the business of the Borrower and/or the Borrower Subsidiaries, as set forth on Schedule 5 annexed hereto and incorporated herein and duly accounted for to the reasonable satisfaction of the Lender (hereinafter, the "**Funds Reconciliation Schedule**"); (ii) neither Obligor nor Connolly (or any other Insider Party) shall have made any disbursement or other expenditure from the Funds for any purpose other than as expressly detailed in the Funds Reconciliation Schedule; and (iii) detailed account statements, books, records, and other financial and accounting information concerning the Funds shall have been fully maintained and available at all times to the Lender. Based on the Funds Reconciliation Schedule, the aggregate amount of the Funds to constitute Accepted Assets as of the Effective Date shall not be less than $328,701.91;

o. Giving effect to the acceptance by the Lender of the Funds and the other Accepted Assets pursuant to this Agreement:

i. As of the Effective Date neither Connolly nor any other Insider Party shall be in possession of any Funds or other Borrower Assets or iNutrition Assets not shown on the Funds Reconciliation Schedule;

ii. From and after the Effective Date none of the Borrower, iNutrition, or Connolly shall (or shall suffer or permit any other Insider Party to) hold any funds or other assets which reasonably should constitute Funds or other Accepted Assets (including, without limitation, on account of any collections of accounts receivable received from and after the Effective Date with respect to Accepted Assets) pursuant to the terms and conditions of this Agreement;

iii. Immediately following the Effective Date, the Borrower and iNutrition shall, at their sole cost and expense: (x) cease doing business under their current corporate names; (y) take any and all actions necessary to formally adopt assumed names; and (z) formally change their respective corporate names on or before that date which is one (1) year after the Effective Date; provided, however, that all assumed names and new corporate names shall not (or could not reasonably be expected to) infringe on the trademarks and tradenames constituting part of the Accepted Assets;

iv. All dividends, other cash distributions, payments, and/or other Funds received by the Obligors and/or Connolly (or any other Insider Party) contrary to the provisions of Agreement shall be held in trust for the benefit of the Lender, shall be segregated from other property or funds of the Obligors and shall be forthwith delivered to the Lender in the same form as so received (with any necessary endorsement);

v. For a period of eighteen (18) months after the Effective Date, none of the Borrower, iNutrition, or Connolly shall (or shall suffer or permit any other Insider Party to): (1) be involved in any way with the business of manufacturing nutritional products in the United States or Canada; (2) directly compete with the business or operations of InterACTIVE Nutrition or otherwise conduct business operations in the United States or Canada substantially similar to those of InterACTIVE Nutrition or the current business of iNutrition, including, without limitation, by maintaining a webpage or undertaking other online activities substantially similar to those conducted by InterACTIVE Nutrition (or currently conducted by iNutrition) for the sale of comparable goods or services; and/or (3) initiate communications with existing or, past customers of the Borrower or any of the Borrower Subsidiaries, either directly or indirectly, with the purpose or effect of: (x) advising them to cease purchasing or using the goods or services of InterACTIVE Nutrition; (y) promoting the purchase or use of goods or services similar to those provided by the InterACTIVE Nutrition; and/or (z) interfering in any way with the

relationship between InterACTIVE Nutrition and the customer. Without limiting the generality of the foregoing, at no time hereafter shall the Borrower, iNutrition, and/or or Connolly make use (or suffer or permit any other Insider Party to make use) of customer lists or other proprietary materials constituting Accepted Assets (including, without limitation, as these relate to present or potential customers of iNutrition). The foregoing covenant, in addition to the Lender, shall also benefit InterACTIVE Nutrition in consideration of its agreements hereunder. The parties hereto agree that any breach of this covenant by Borrower, iNutrition, or Connolly will irreparably damage InterACTIVE Nutrition and that the damages incurred by InterACTIVE Nutrition will be difficult or impossible to fully assess. Accordingly, InterACTIVE Nutrition shall be entitled to injunctive relief enjoining any such breach; and

p. Neither the Obligors nor Connolly shall (or shall suffer or permit any other Insider Party to): (i) interfere with the Lender's ownership or rights in the Accepted Assets and/or any Lender's Further Exercise of Rights and Remedies (and Obligors and Connolly shall otherwise comply with the provisions of Section 17 herein), and (ii) sue or otherwise assert or commence any action, demand, injunction, claim, counterclaim, or offset against the Lender with respect to the Obligations, the Financing Documents, the transfer of the Ownership Interests to the Lender and/or otherwise on account of Lender's Further Exercise of Rights and Remedies (the foregoing covenant, together with the covenants and agreements set forth in Section 3.d, Section 5.g, and Section 13 herein, being referred to herein, singly and collectively, as the "**Obligors' Continued Cooperation**").

7. Obligors' Waivers. Each of the Obligors and Connolly (by his execution and delivery of the Acknowledgment and Assent below), respectively, to the fullest extent permitted under applicable law, here irrevocably **WAIVES**:

a. Any and all right to redeem the Accepted Assets and/or any other rights or claims with respect to the Accepted Assets;

b. Any other or further notice to which any of the Obligors and/or Connolly may be entitled under the Financing Documents or applicable law, including, without limitation, any other or further notice with respect to the 244 Notice and the other Default Notice Acknowledgments and/or otherwise with respect to the Lender's Allocation;

c. Any notice to which any of the Obligors and/or Connolly may be entitled under the Uniform Commercial Code, including any provision or application of Section 9-620 and 9-621 of the Uniform Commercial Code; and

d. Any right to rescind or revoke their consent to the Lender's Proposal, and/or to object to the acceptance of the Accepted Assets by the Lender, pursuant to the terms and conditions of the Financing Documents, the provisions of any applicable law, and/or otherwise.

Conditions Precedent

8. The Lender's agreements hereunder as contemplated herein, shall not be effective unless and until each of the following conditions precedent have been fulfilled, pursuant to documentation in form and substance satisfactory to the Lender in all respects, all as determined by the Lender in its sole and exclusive discretion (with the date on which the Lender has confirmed in writing that all of such conditions precedent have been so satisfied being referred to herein as the "**Effective Date**"):

a. The Borrower shall have provided to the Lender, or caused to be provided to the Lender, such documentation, financial and account information, acknowledgments, consents, and waivers as the Lender may require in its sole and exclusive discretion, in connection with the acceptance of the Accepted Assets , including, without limitation, all "Deliverable Items" (as defined below);

b. The Lender shall have determined that all required notices and consents have been made pursuant to the provisions of Section 9-620 and 9-621 of the Uniform Commercial Code and that no party entitled to notice thereunder has provided the Lender with any notice of objection respecting the acceptance of the Accepted Assets pursuant to said provisions of the Uniform Commercial Code;

c. The Borrower shall have delivered, or caused to be delivered to the Lender the following items relating to the Accepted Assets, to the extent that such items are in the possession of the Obligors and/or Connolly (or any other Insider Party) or could reasonably be obtained by the Obligors and/or Connolly (or any other Insider Party), (hereinafter, singly and collectively, the "**Deliverable Items**"):

i. Any and all certificates and other instruments evidencing ownership of the Securities, with the Lender named in such certificates as the legal and beneficial owner of the Securities;

ii. Any and all investment property, and any and all certificates or other instruments or documents representing the Ownership Interests;

iii. All books and records (including the minute books for InterACTIVE Nutrition), cash, accounts, and other monetary assets respecting the Accepted Assets (including, without limitation, with respect to all accounts receivable and other payment obligations constituting Accepted Assets);

iv. All books and records, account information, accounting and financial information, and all other materials relating to the business or operations of InterACTIVE Nutrition; and

v. With respect to each domain name and/or website owned by any Obligor (including, without limitation, INUTRITION.COM and INUTRITIONOPPORTUNITY.COM) an Authorization Code for Transfer or other written authorization satisfactory to the Lender sufficient in the reasonable determination of the Lender to transfer such domain name and/or website to the Lender as part of the Accepted Assets.

d. The Director's Resolution and Other Approvals required under applicable Canadian law shall have been delivered to the Lender;

e. Connolly, Zeidman, Reisman, and each of the other current officers and directors of the Borrower and of the Borrower Subsidiaries (together with each other known Insider Party) shall have executed and delivered the following: (i) a Release in form and substance satisfactory to the Lender, and substantially similar in form to that set forth on Exhibit D-1 annexed hereto and incorporated herein, in favor of the Lender and YA Global (hereinafter, the "**Lender Delivered Release**"), and (ii) a Release in form and substance satisfactory to the Lender, and substantially similar in form to that set forth on Exhibit D-2 annexed hereto and incorporated herein, in favor of InterACTIVE Nutrition (hereinafter, the "**InterActive Nutrition Release**") (hereinafter, the Lender Delivered Release and the InterActive Nutrition Release may be referred to herein sometimes, singly and collectively, as the "**Delivered Releases**");

f. The Borrower shall have provided the Lender with the original Subsidiary Note held by the Borrower and all other Bio-One Documents held by, or otherwise in the possession of, the Borrower or any other Obligor (or Connolly), duly endorsed payable to the order of Lender as requested by the Lender, together with any and all funds on account thereof in the possession of the Borrower, iNutrition, or Connolly and/or otherwise hereafter received on account thereof, and all books and records and accountings related to the foregoing;

g. The Borrower and iNutrition shall have provided the Lender with the original notes, instruments, and other credit documents held by or otherwise in the possession of the Borrower and/or iNutrition and constituting Accepted Assets, duly endorsed payable to the order of Lender as requested by the Lender, together any applicable consents or approvals required by the obligor thereunder and together with any and all payment amounts in the possession of the Borrower, iNutrition, and/or Connolly and hereafter received on account thereof, and all books and records and accountings related to same;

h. The Borrower, iNutrition, and Connolly shall have remitted (and, to the extent as may be applicable, shall have caused any other applicable Insider Party to have remitted) to the Lender all of the following funds: cash, monies, accounts, distributions, dividends, and other amounts currently held by the Borrower, iNutrition, or Connolly (or any other Insider Party), including, without limitation, cash held by any of the foregoing in any segregated accounts held for payroll or any other purpose, which are or should reasonably constitute Borrower Assets and/or iNutrition Assets as shall be reflected on Schedules 2 and 3 annexed hereto (and consistent with the Funds Reconciliation Schedule) (hereinafter, collectively, the "**Funds**"), together with account statements (showing all deposits and withdrawals on a monthly basis from and after April 1, 2009, including any online banking printouts or other online transaction summaries or details requested by the Lender) for all of the Borrower's and iNutrition's accounts and such other books, records, and accounting information (including a detailed statement respecting all cash receipts and disbursements from and after April 1, 2009) as the Lender may require to demonstrate that the Borrower and iNutrition have remitted all such Funds to the Lender, consistent with the Specified Representations, Warranties, and Covenants set forth in Section 6 hereunder, with the amount of all Funds received by the Lender to be applied in reduction of the Obligations in such order and manner as the Lender shall determine in its sole and exclusive discretion;

i. All action on the part of the Obligors necessary for the valid execution, delivery and performance by the Obligors of this Agreement shall have been duly and effectively taken and evidence thereof satisfactory to the Lender shall have been provided to the Lender;

j. The Obligors shall have provided the Lender with written certification satisfactory to the Lender confirming that each of Schedules 1, 2, 3, 4, and 5 annexed hereto shall be true and accurate as of the Effective Date and, as may be appropriate, updated as of the Effective Date to the satisfaction of the Lender; and

k. This Agreement, and all documents, instruments, and agreements required in connection with, related to, or contemplated by this Agreement (hereinafter, singly and collectively, the "**Related Documents**"), shall be executed and delivered to the Lender by the parties thereto, shall be in full force and effect and shall be form and substance satisfactory to the Lender.

Continuing Obligations after Effective Date

9. Notwithstanding any provision in any of the Financing Documents to the contrary, each of the Obligors acknowledge and agree that all Obligations are presently due, owing, and jointly and severally payable in full by the Borrower, iNutrition, and InterACTIVE Nutrition to the Lender. The Lender and the Obligors hereby acknowledge and agree that from and after the Effective Date, and giving effect to the application of the

Stipulated Value Amount and the amount of all Funds, the continuing Obligations which remain after said application (hereinafter, the "**Continuing Obligations**") shall be paid and otherwise satisfied as follows: (i) InterACTIVE Nutrition shall remain, and hereby covenants and agrees to be, primarily liable (and not secondarily liable or liable solely on account of the Guarantee) for the continued payment and performance of all Continuing Obligations in accordance with the terms and conditions of the Financing Documents, as may be further modified or amended from time to time; (ii) as and when provided in Section 10 herein, the Lender shall provide the Borrower and iNutrition with the "Borrower/iNutrition Release" (as defined below) respecting the Continuing Obligations; and (iii) notwithstanding the delivery of the Borrower/iNutrition Release, the Borrower and iNutrition shall at all times thereafter have Continuing Obligor Obligations to the Lender, as and to the limited extent expressly provided in Section 12 hereunder; provided, however, that the foregoing shall not be deemed or otherwise construed to modify, limit, waive, suspend, or otherwise affect: (x) the Obligations of all Obligors at all times to comply fully with the terms and conditions of this Agreement and the Related Documents (including, without limitation, all agreements and covenants of the Obligors hereunder), all of which Obligations shall continue at all times to remain of full force and effect until such time as all Obligations are indefeasibly paid and performed in full; and/or (y) the Continuing Obligations of InterACTIVE Nutrition to pay and perform all such Continuing Obligations, notwithstanding any delivery by the Lender of the Borrower/iNutrition Release as and when provided herein relating to the Continuing Obligations with respect to the Borrower and iNutrition.

Limited Release by Lender; Return of Warrant

10. The Lender, the Obligors, and Connolly (by his execution and delivery of the Acknowledgment and Assent below) each hereby further acknowledges, covenants, and agrees as follows:

  a. Obligor Releases. On the Effective Date, the Lender shall execute and deliver the following:

    i. a Limited Release in form and substance satisfactory to the Lender, and substantially similar in form to that set forth on Exhibit E-1 annexed hereto and incorporated herein, in favor of the Borrower and iNutrition (hereinafter, the "**Borrower/iNutrition Release**");

    ii. a Limited Release in form and substance satisfactory to the Lender, and substantially similar in form to that set forth on Exhibit E-2 annexed hereto and incorporated herein, in favor of the Connolly, Zeidman, and Reisman (hereinafter, the "**Insider Party Release**") (hereinafter, the Borrower/iNutrition Release and the Insider Party Release may referred to herein, singly and collectively, as the "**Obligor Releases**") (hereinafter, the Borrower, iNutrition, Connolly, Zeidman, and Reisman, shall be referred to herein, singly and collectively, as the "**Obligor Release**

Parties"). Any affiliate of, or other person or entity which is owned or reasonably controlled by, any one or more Obligor Release Parties shall be referred to herein, singly and collectively, as the "**Obligor Related Parties**";

iii. the original Warrant (or an original affidavit executed by Lender attesting that the original Warrant cannot be found and has not been exercised, assigned, or otherwise transferred to any third party (other than by YA Global to the Lender pursuant to the Non-Recourse Assignment)).

b. Delivery of Releases in Escrow. From and after the Effective Date until the occurrence of the "Escrow Release Date" (as defined below): (i) the Obligor Releases and the Warrant shall be held, in escrow, by the Borrower's counsel, J.William Boyar, Esquire of Boyar & Miller and (ii) the Delivered Releases provided pursuant to Section 8.e hereunder shall be held, in escrow, by the Lender's counsel, Douglas K. Clarke, Esquire of Riemer & Braunstein LLP. On that date which is the ninety-first (91st) day following the Effective Date the Obligors, Connolly, and the Lender: (x) shall reasonably and in good faith determine whether or not any "Trigger Event" (as defined below) shall have occurred on or before said date and (y) shall confirm such determination in writing. So long as no Trigger Event shall have occurred on or before said date which is the ninety-first (91st) day following the Effective Date (in which event, said date shall be referred to herein as the "**Escrow Release Date**") (but not otherwise): (1) the Obligor Releases shall thereupon become effective and may thereafter be delivered directly to the Obligor Release Parties; (2) the Warrant shall thereupon be terminated and of no further force or effect (the "**Warrant Termination**"); and (3) the Delivered Releases shall thereupon become effective and may thereafter be delivered directly to the Lender; subject, however, to the provisions of Section 10.e and Section 12 hereunder.

c. No Interim Claims. Unless and until any Trigger Event shall have occurred on or before the Escrow Release Date, the Lender acknowledges and agrees that from and after the Effective Date until the Escrow Release Date, the Lender shall not file a claim, counterclaim, demand, or offset against the Obligor Release Parties with respect to the Obligations, the Financing Documents, or otherwise contrary to the agreements of the Lender hereunder to be applicable from and after the Effective Date (including, without limitation, with respect to any attempt to exercise the rights of the Lender under the Warrant); provided, however, the foregoing shall not be deemed to limit the Obligors' Continued Cooperation hereunder.

d. Trigger Event. The occurrence of any one or more of the following events shall constitute a "**Trigger Event**" (so referred to herein, singly and collectively):

i. A "Bankruptcy Filing" (as defined below) shall have occurred with respect the Borrower, iNutrition, or Connolly; provided, however, that the occurrence of the foregoing shall not constitute a "Trigger Event" hereunder after the Escrow Release Date.

ii. The assertion and/or filing of any demand, injunction, claim, counterclaim, or offset, action, suit, or proceeding by any person or entity (whether or not suit is instituted and whether or not such person making such assertion or filing is one of the Obligor Release Parties) alleging or otherwise claiming any of the following (hereinafter, singly and collectively, an "**Adverse Claim**"): (x) that the Lender must return, refund, disgorge, or repay all or any material portion of the Funds and/or other Accepted Assets, (y) that the Lender's right, title, and interest to and in the Securities and other Ownership Interests pursuant to this Agreement is invalid or otherwise should be unwound or set aside, and/or (z) that the Continuing Obligations of InterACTIVE hereunder are not fully enforceable by the Lender; provided, however, that any Adverse Claim asserted and/or filed by the Lender and/or YA Global or any affiliate of, or other person or entity which is owned or reasonably controlled by, the Lender and/or YA Global (singly and collectively, the "**Lender Related Parties**") shall not constitute a Trigger Event hereunder;

iii. The Borrower, iNutrition, and/or Connolly shall have breached or otherwise failed to comply in any material respect with any or more of the Specified Representations, Warranties, and Covenants set forth in Section 6 hereunder, including, without limitation, by failing to provide Obligors' Continued Cooperation in all material respects as and when reasonably requested by the Lender from time to time;

iv. Any claim, counterclaim, demand, offset shall have been asserted by any one or more of the Obligor Release Parties and/or of the Obligor Related Parties: (x) against the Lender and/or InterACTIVE Nutrition (for monetary obligations or otherwise), (y) against the Accepted Assets, the assets of InterACTIVE Nutrition, and/or (z) which otherwise could result in any Lien respecting the Accepted Assets and/or the assets of InterACTIVE Nutrition;

v. The waiver of claims by the Obligors set forth in Section 2 hereof, or the Delivered Releases provided to the Lender pursuant to Section 8.e hereof, and/or the title of the Lender to and in the Accepted Assets is alleged to be invalid or unenforceable by any claim or proceeding initiated or commenced in favor of, through, by, or on behalf of, any one or more of the Obligor Release Parties, or any successor, including any trustee or creditors committee appointed in any the case of any Bankruptcy Filing and/or by any one or more of the Obligor Related Parties;

vi. Any one or more of the Obligor Release Parties, or any successor, including any trustee or creditors committee appointed in any the case of any Bankruptcy Filing and/or any one or more of the Obligor Related Parties: (1) commences, joins in, assists, cooperates in or participates as an adverse party or as an adverse witness (other than compulsory legal process which requires testimony or production of documents) in any claim, suit, action, or other proceeding against the Lender relating to, or arising from, the Lender's loan arrangements with the Obligors, the Financing Documents, this Agreement, the Accepted Assets, the Delivered Releases, the Continuing Obligations of InterACTIVE Nutrition, or any transactions or matters related in any material respect to the foregoing, including, without limitation, any action seeking to cause the Lender to void, stay, rescind, enjoin, or otherwise negatively impact this Agreement in any material respect or (2) interferes with, challenges, hinders, delays, or otherwise impairs, whether directly or indirectly, the implementation of the terms and conditions of this Agreement in any material respect, including, without limitation, the acceptance of, and subsequent ownership by, Lender (including its respective successors and assigns) to and in all Accepted Assets.

e. Effect of Trigger Event After Escrow Release Date. As shall be further provided in each of the Obligor Releases and as further provided below, in the event that any Trigger Event shall occur within nine-one (91) days following the Escrow Release Date (hereinafter, the "**Six-Month Trigger Date**"), then upon the occurrence of any such Trigger Event (and notwithstanding the occurrence of the Escrow Release Date):

i. Obligor Releases; Warrant Termination. Each of: (x) the Obligor Releases and (y) the Warrant Termination shall be automatically and retroactively be rescinded, and void *ab initio*, and the Lender may immediately proceed to enforce all of its rights and remedies against any one or more of Obligors and any other applicable Obligor Release Parties pursuant to this Agreement and the Financing Documents (as and to the extent as if such Obligor Releases had never been executed and delivered by the Lender to the Obligor Release Parties and such Warrant had not been delivered to the Borrower). As and to the extent that any Trigger Event shall occur as and when provided above, such that each of the Obligor Releases and the Warrant Termination shall rescinded, and void *ab initio*, as provided herein, then in such event each of the Obligors: (1) shall thereafter continue to be jointly and severally liable for all Obligations (including, without limitation, all Continuing Obligations which, if applicable, the Obligors hereby agree shall be increased by the amount of any Funds and/or other attributable Stipulated Value Amount respecting the Accepted Assets that the Lender is required to return, refund, disgorge, or repay, as determined solely by the Lender); (2) hereby jointly and severally agrees

to indemnify and hold the Lender harmless from and against any and all loss or damage suffered or incurred by the Lender (including, without limitation, all attorneys' reasonable fees) on account of any action, demand, injunction, claim, counterclaim, or offset on account of any assertion (whether or not suit is instituted) by any one or more of the Obligor Release Parties challenging the voiding of the Obligor Releases as and when provided herein; (3) hereby acknowledges and agrees that such continuing indemnification obligation hereunder at all times shall remain a joint and several Continuing Obligation of the Obligors; and (4) hereby acknowledges and agrees that the original Warrant shall be promptly returned to the Lender. To the extent that an Adverse Claim is asserted by any third party (which is not one of the Obligor Release Parties, or any successor, including any trustee or creditors committee appointed in any the case of any Bankruptcy Filing, the Obligor Related Parties, the Lender, YA Global, and/or the Lender Related Parties) on or before the Six-Month Trigger Date, the occurrence of such Adverse Claim shall be deemed and construed not to constitute a Trigger Event under Section 10.d.i unless within one (1) year from the assertion of any such Adverse Claim one or more of the following events occurs (hereinafter, a "**Delayed Claim Trigger Event**"): (x) an "Adverse Determination" (as defined below) results on account of such Adverse Claim and/or (y) based on the facts and circumstances of the applicable "Adverse Proceeding" (as defined below) relating to such Adverse Claim, a subsequent Adverse Determination could reasonably and in good faith be expected to result on account of such Adverse Claim; provided, however, that upon the occurrence of any Delayed Claim Trigger Event as and when provided above, such occurrence shall be deemed and construed in all events and under all circumstances to constitute a Trigger Event under Section 10.d.i occurring prior to the Six-Month Trigger Date such that any Obligor Release or Warrant Termination is rescinded, and void *ab initio*, as and when otherwise provided herein.

ii. Delivered Releases. To the extent that any Obligor Release or Warrant Termination is rescinded, and void *ab initio*, as and when provided herein on account of the occurrence of any Trigger Event specified in Section 10.d.i and/or 10.d.ii hereunder, then so long as the occurrence of either such Trigger Event is reasonably determined in good faith to be involuntary or otherwise outside the reasonable control of any one or more of the Obligor Release Parties, or any successor, including any trustee or creditors committee appointed in any the case of any Bankruptcy Filing and/or any one or more of the Obligor Related Parties, *but not otherwise*, the Lender hereby acknowledges and agrees that the Delivered Releases provided to the Lender shall thereupon also be rescinded, and void *ab initio*, hereunder.

Continuation of Certain Obligor Obligations

11. Continuing Indemnification by Obligor Release Parties. As shall be further provided in each of the Obligor Releases and as further provided below, from and after the occurrence of the Six-Month Trigger Date, each of the Obligor Release Parties hereby jointly and severally agrees to indemnify and hold the Lender and YA Global harmless from and against any and all loss or damage suffered or incurred by the Lender and/or YA Global (including, without limitation, all attorneys' reasonable fees) on account of any demand, injunction, claim, counterclaim, offset, action, suit, or proceeding (whether or not suit is instituted) asserted by any one or more of the Obligor Release Parties, or any successor, including any trustee or creditors committee appointed in any the case of any Bankruptcy Filing and/or any one or more of the Obligor Related Parties, which would constitute a Trigger Event hereunder and/or which otherwise is asserted contrary to the provisions of the Obligor Releases and the express terms and conditions of this Agreement (hereinafter, the "**Continuing Indemnification Obligation**"); provided, however, that the foregoing shall not be applicable with respect to any Trigger Event specified in Section 10.d.i and/or with respect to any Adverse Claim under Section 10.d.ii hereunder (so long as such Adverse Claim is reasonably determined in good faith to be outside the reasonable control of any one or more of such Obligor Release Parties, or any successor, including any trustee or creditors committee appointed in any the case of any Bankruptcy Filing and/or of any one or more of the Obligor Related Parties). The Continuing Indemnification Obligation shall not be subject to any limitation set forth in Section 12.c below.

12. Continuation of Obligations of Borrower and iNutrition. In the event that at any time from and after the Effective Date a court of competent jurisdiction in any action, suit, or proceeding relating in any way to an Adverse Claim (hereinafter, an "**Adverse Proceeding**") makes any ruling, finding, or other determination with respect to an Adverse Claim that is adverse to the Lender and/or YA Global, the Accepted Assets, and/or otherwise contrary to the express terms and conditions of this Agreement and the transactions contemplated hereunder (hereinafter, an "**Adverse Determination**") then in such event the Obligors, Connolly, and the Lender hereby expressly acknowledge, covenant, and agree as follows:

    a. Continuing Obligor Obligations. On account of the provisions of this Agreement, the Borrower and iNutrition, respectively, hereby are and shall continue to be jointly and severally obligated for the entire amount of all Obligations under the Financing Documents, including, without limitation, all Obligations as described in Section 1 hereunder (which amount, if applicable, the Obligors hereby agree shall be increased by the amount of any Funds and/or other attributable Stipulated Value Amount respecting the Accepted Assets that the Lender is required to return, refund, disgorge, or repay, as determined solely but reasonably by the Lender) (hereinafter, as may be applicable, the "**Continuing Obligor**

Obligations"); subject, however, to the limitations expressly set forth in Section 12.c below.

b. Respecting Borrower/iNutrition Release; Condition Subsequent. The Continuing Obligor Obligations are and shall continue to be outstanding, fully due and owing to the Lender, and fully applicable, *ab initio*, notwithstanding the execution and delivery by the Lender of the Borrower/iNutrition Release and/or the occurrence of the Escrow Release Date and/or the Six-Month Trigger Date and/or any provision in this Agreement to the contrary; subject, however, to the limitations expressly set forth in Section 12.c below. It is the express intention of the parties hereunder that any and all claims released by the Lender pursuant to the Borrower/iNutrition Release shall in all events and under all circumstances be subject to the express **condition subsequent** that no Adverse Determination shall occur at any time; such that upon the occurrence of any such Adverse Determination the Continuing Obligor Obligations of the Borrower and iNutrition shall in all events and under all circumstances be determined (and otherwise deemed and construed) to have continued without release or satisfaction by the Lender; provided, however, that the foregoing shall not be deemed or construed to limit the Continuing Obligations of InterACTIVE Nutrition under this Agreement.

c. Limited Recourse by Lender. In the event that any Adverse Determination shall occur, the Continuing Obligor Obligations shall in all events and under all circumstances continue to be fully secured by the Collateral and Collateral Interests as provided in this Agreement and the other Financing Documents; provided, however, that the Lender expressly acknowledges and agrees that the Continuing Obligor Obligations shall be **limited in recourse**, such that the only recourse of the Lender against the Borrower and/or iNutrition with respect to the Continuing Obligor Obligations shall be limited to the Lender's Further Exercise of Rights and Remedies to foreclose or otherwise realize upon the following Collateral Interests (including, without limitation, any proceeds thereof):

i. the Securities and other Ownership Interests;

ii. funds of the Obligors in an aggregate amount equal to the amount of Funds the Lender was to have received as of the Effective Date in the absence of any Adverse Determination; and

iii. all other Collateral Interests which otherwise would have constituted Accepted Assets as of the Effective Date in the absence of any Adverse Determination.

The Lender acknowledges and agrees that additional assets of the Borrower and/or iNutrition obtained subsequent to the Effective Date and which would otherwise have not constituted Accepted Assets under this Agreement (in the absence of any Adverse Determination) shall not be included among the

Collateral Interests of the Obligors which the Lender may attempt to realize upon in connection with pursuing the Lender's Further Exercise of Rights and Remedies; it being the express intention of the parties hereunder, in the event of any Adverse Determination, to afford the Lender with the ability to realize fully upon all those Collateral Interests (and the proceeds thereof) which would otherwise have constituted Accepted Assets in the absence of any such Adverse Determination, including, without limitation, on account of, and notwithstanding, any increase in the valuation of all or any portion of such Collateral Interests (relative to the Stipulated Value Amount).

13. Cooperation Respecting Adverse Claims. None of the Obligor Release Parties shall (or shall suffer or permit any Obligor Related Parties to) voluntarily join or otherwise participate with each other and/or with any third party in any Adverse Proceeding or take any other action which reasonably could be expected to result in any Adverse Determination. In the event that any one or more of the Obligor Release Parties and/or any Obligor Related Parties hereafter receives a subpoena or is otherwise compelled to provide any deposition or other testimony at trial or otherwise in connection with any Adverse Proceeding, each of such Obligor Release Parties: (x) shall provide the Lender with immediate written notice of same so that the Lender, at its sole option, may timely seek a protective order or other appropriate remedy; (y) shall at all times fully and reasonably cooperate (and cause any such Obligor Related Parties to cooperate) with the Lender's efforts assist with the defense of any Adverse Claims asserted against the Lender and/or the Accepted Assets in any Adverse Proceeding, including, without limitation, in connection with of any attempt by the Lender to obtain any such protective order or other remedy; and (z) shall not provide (or suffer or permit any Obligor Related Parties to provide) testimony in any Adverse Proceeding which is contrary to the Specified Representations, Warranties, and Covenants set forth in Section 6 herein and upon which the Lender has relied in entering into this Agreement and providing the Obligor Releases hereunder. The agreements of the Obligor Release Parties under this Section 13, shall in all events and under all circumstances remain unaffected by any judgment, ruling, award, or other determination or action in any Adverse Proceeding and/or otherwise related in any way to an Adverse Determination.

No Forbearance by Lender; Reservation of Rights With Respect to Other Parties

14. Subject to the provisions of Section 10 hereunder, the Obligors further acknowledge and agree as follows:

    a. Nothing contained in this Agreement shall constitute a waiver by the Lender of any default or event of default, whether now existing or hereafter arising (including, without limitation, the Existing Defaults) under the Financing Documents.

    b. The Lender may proceed with the Lender's Further Exercise of Rights and Remedies as provided herein.

c. The Obligors will provide the Lender with such consents, waivers (including any waivers of notices under the Bankruptcy and Insolvency Act (Canada)), agreements, and other documents as the Lender may reasonably request in connection with the same and shall at all times comply with Obligors' agreements concerning Obligors' Continued Cooperation.

d. Except as and to the extent expressly provided herein, nothing contained herein is intended to be, nor shall be construed as, an agreement by the Lender to forbear with respect to any of its rights and remedies against the Obligor or any other guarantor, pledgor, or any other obligor or person, or any Collateral Interests granted by such persons to secure the Obligations. Other than with respect to YA Global and as otherwise expressly provided herein, there are no intended third party beneficiaries of this Agreement, and no other party is entitled to the benefit of any of the provisions set forth herein. The Lender hereby expressly reserves all of its rights and remedies with respect to all such parties.

e. As of the date hereof, all Obligations are and shall continue to be immediately due and payable in full, without demand, notice, or protest, all of which are hereby expressly **WAIVED**.

f. Giving effect to the application of the Stipulated Value Amount and the amount of the Funds applied in reduction of the Obligations as herein provided, interest shall thereafter continue to accrue on the outstanding principal balance of the Obligations at the default rate(s) of interest, if any, set forth in the Financing Documents.

Costs of Collection

15. Subject to the provisions of Section 10 hereunder, the Obligors shall reimburse the Lender on demand for any and all unreimbursed costs, expenses, and costs of collection (including attorneys' fees and expenses) heretofore or hereafter incurred by the Lender in connection with the protection, preservation, and enforcement by the Lender of its rights and remedies under the Financing Documents, respectively, and/or this Agreement, including, without limitation, the negotiation and preparation of this Agreement and/or otherwise related to the acceptance of Ownership Interests.

Notices

16. All notices hereunder to any party hereto shall be in writing and (i) hand delivered, (ii) sent by a recognized overnight courier, or (iii) posted in the United States mail by registered or certified mail, return receipt requested, addressed to such party at its address indicated below:

If to the Obligors: c/o Natural Nutrition, Inc.
109 North Post Oak Lane

	Suite 422 Houston, Texas 77024 (713) 586-6678 Attention: Mr. Timothy J. Connolly
with a copy to:	J. William Boyar, Esquire Boyar & Miller 4265 San Felipe Houston, Texas 77027 Facsimile No. (832) 615-4219
If to the Lender:	Xentenial Holdings Limited 101 Hudson Street Suite 3700 Jersey City, New Jersey 07302 Attention: Mr. Michael Schreck and Troy Rillo, Esquire
With a copy to:	Douglas K. Clarke, Esquire Riemer & Braunstein LLP Three Center Plaza Boston, Massachusetts 02108 Facsimile No. (617) 692-3485

or at any other address specified by such party in writing upon seven (7) days' written notice to the other parties. Any such notice shall be treated as having been given upon the earlier of (i) actual receipt (by any method of delivery) by the person to whom the notice is addressed, or (ii) upon delivery to such address (or refusal to accept delivery).

Waivers

17. Non-Interference. The Obligors and Connolly (by his execution and delivery of the Acknowledgment and Assent below): (a) agree not to interfere with the exercise by the Lender of any of its rights and remedies under the Financing Documents, the Related Documents, the Continuing Obligor Obligations, and/or applicable law, including, without limitation, with respect to the consummation of the acceptance of the Accepted Assets and/or any of Lender's Further Exercise of Rights and Remedies and (b) further agree that they shall not seek to distrain or otherwise hinder, delay, or impair the Lender's efforts to realize upon any Collateral Interests or other collateral granted to the Lender and/or with respect to the acceptance of the Accepted Assets, or otherwise to enforce its rights and remedies pursuant to the Financing Documents (including, without limitation, after any Adverse Determination) and shall at all times provide to Lender the Obligors' Continued Cooperation. The provisions of this Section 17 shall be specifically enforceable by the Lender.

18. Automatic Stay. The Obligors agree that upon the filing of any Petition for Relief by or against any of the Obligors under the United States Bankruptcy Code (and/or with respect to InterACTIVE Nutrition, the Bankruptcy and Insolvency Act as enacted and in effect in Canada) (as may be applicable, a "**Bankruptcy Filing**"), the Lender shall be entitled to immediate and complete relief from the automatic stay (and/or other comparable relief under the Bankruptcy and Insolvency Act) with respect to such Obligor or Obligors, and Lender shall be permitted to proceed to protect and enforce its rights and remedies under applicable federal, state or provincial law. The Obligors hereby expressly assent to any motion filed by the Lender seeking relief from the automatic stay (or other comparable relief under the Bankruptcy and Insolvency Act). The Obligors further hereby expressly **WAIVE** the protections afforded under Section 362 of the United States Bankruptcy Code with respect to the Lender and/or any comparable provision under Bankruptcy and Insolvency Act. From and after the Effective Date, none of the Obligors shall claim ownership of any property constituting the Ownership Interests and/or the other Accepted Assets.

19. Jury Trial. The Obligors and the Lender hereby make the following waiver knowingly, voluntarily, and intentionally, and understand that the other, in entering into this Agreement, is relying on such a waiver: THE OBLIGORS AND THE LENDER EACH HEREBY IRREVOCABLY WAIVE ANY PRESENT OR FUTURE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE OTHER BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST SUCH PARTY OR IN WHICH SUCH PARTY IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT OF, ANY RELATIONSHIP BETWEEN THE OBLIGORS, OR ANY OTHER PERSON, AND THE LENDER.

Entire Agreement

20. This Agreement shall be binding upon the Obligors and the Obligors' respective employees, representatives, successors, and assigns, and shall inure to the benefit of the Lender and the Lender's successors and assigns (and to YA Global, as the Lender's predecessor in interest). This Agreement and all documents, instruments, and agreements executed in connection herewith incorporate all of the discussions and negotiations between the Obligors and the Lender, either expressed or implied, concerning the matters included herein and in such other documents, instruments and agreements, any statute, custom, or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Agreement, or any provision of any other document, instrument, or agreement between the Obligors and the Lender shall be effective unless executed in writing by the party to be charged with such modification, amendment, or waiver, and if such party be the Lender, then by a duly authorized officer thereof.

Construction of Agreement

21. In connection with the interpretation of this Agreement and all other documents, instruments, and agreements incidental hereto:

a. All rights and obligations hereunder and thereunder, including matters of construction, validity, and performance, shall be governed by and construed in accordance with the law of the State of New Jersey and are intended to take effect as sealed instruments. Each of the Obligors hereby irrevocably submits to the jurisdiction of any federal or state court located within the State of New Jersey.

b. The captions of this Agreement are for convenience purposes only, and shall not be used in construing the intent of the Lender and the Obligors under this Agreement.

c. In the event of any inconsistency between the provisions of this Agreement and any other document, instrument, or agreement entered into by and between the Lender and the Obligors, the provisions of this Agreement shall govern and control.

d. The Lender and the Obligors have prepared this Agreement and all documents, instruments, and agreements incidental hereto with the aid and assistance of their respective counsel. Accordingly, all of them shall be deemed to have been drafted by the Lender and the Obligors and shall not be construed against either the Lender or the Obligors.

Illegality or Unenforceability

22. Any determination that any provision or application of this Agreement is invalid, illegal, or unenforceable in any respect, or in any instance, shall not affect the validity, legality, or enforceability of any such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

Certain Additional Representations and Warranties

23. The Obligors hereby further represent, warrant and covenant to the Lender as follows:

a. The execution and delivery of this Agreement and the other Related Documents by the Obligors and the performance by the Obligors of their respective obligations and agreements under this Agreement, the other Related Documents and the Financing Documents are within the authority of the Obligors, have been duly authorized by all necessary corporate proceedings on behalf of each Obligor, and do not and will not contravene any provision of law, statute, rule or regulation to which the Obligors (or any of them) are subject or, if applicable, any of the Obligors' charter, other organization papers, by-laws or any stock provision or any amendment thereof or of any agreement or other instrument binding upon the any of the Obligors;

b. This Agreement, the other Related Documents, and the Financing Documents constitute legal, valid and binding obligations of the Obligors, enforceable in accordance with their respective terms;

c. No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Obligors of this Agreement, the other Related Documents, or any of the Financing Documents;

d. The Obligors have performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by the Obligors prior to or at the time hereof, and as of the date hereof, no Event of Default has occurred and is continuing under any of the Financing Documents, with the sole exception of the Existing Defaults;

e. None of the Obligors currently have any commercial tort claims (as such term is defined in the Uniform Commercial Code) other than those set forth on Exhibit C annexed hereto and incorporated herein, and hereby covenant and agree that in the event any of the Obligors shall hereafter hold or acquire a commercial tort claim, the Obligors shall immediately notify the Lender of the particulars of such claim in writing and shall grant to the Lender a security interest therein and in the proceeds thereof, upon such terms and documentation as may be satisfactory to the Lender;

f. The Obligors have read and understand each of the terms and conditions of this Agreement and the Related Documents and confirm that they are entering into this Agreement and the Related Documents freely and voluntarily, without duress, after having had an opportunity for consultation with independent counsel of their own selection, and not in reliance upon any representations, warranties, or agreements made by the Lender and not set forth in this Agreement or the other Related Documents; and

g. Connolly (by his execution and delivery of the Acknowledgment and Assent below) represents and warrants to the Lender the specific representations set forth in Sections 23.b, 23.c, and 23.f above, with respect to this Agreement and the provisions applicable to Connolly pursuant hereto, are true and accurate in all material respects.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Agreement has been executed as of the date first set forth above.

XENTENIAL HOLDINGS LIMITED

By: ____________________, its

____

By: [signature]

duly authorized

Name: Troy Rillo

Title: Sr. Managing Director

NATURAL NUTRITION, INC.

By: ____________________

duly authorized

Name:

Title:

iNUTRITION, INC.

By: ____________________

duly authorized

Name:

Title:

INTERACTIVE NUTRITION INTERNATIONAL INC.

By: ____________________

duly authorized

Name:

Title:

IN WITNESS WHEREOF, this Agreement has been executed as of the date first set forth above.

XENTENIAL HOLDINGS LIMITED

By: ____________________, its

____

By:____________________
duly authorized

Name:
Title:

NATURAL NUTRITION, INC.

By:____________________
duly authorized

Name: TIMOTHY J. CONNOLLY
Title: CHIEF EXECUTIVE OFFICER

iNUTRITION, INC.

By:____________________
duly authorized

Name: TIMOTHY J. CONNOLLY
Title: CHIEF EXECUTIVE OFFICER

INTERACTIVE NUTRITION INTERNATIONAL INC.

By:____________________
duly authorized

Name:
Title:

IN WITNESS WHEREOF, this Agreement has been executed as of the date first set forth above.

XENTENIAL HOLDINGS LIMITED

By: ____________________, its

____

By:____________________________

duly authorized

Name:

Title:

NATURAL NUTRITION, INC.

By:____________________________

duly authorized

Name:

Title:

iNUTRITION, INC.

By:____________________________

duly authorized

Name:

Title:

INTERACTIVE NUTRITION INTERNATIONAL INC.

By: Rachel L Clarke

duly authorized

Name: RACHEL CLARKE

Title: SECRETARY / DIRECTOR

ACKNOWLEDGMENT AND ASSENT:

By his acknowledgment and assent below, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Timothy J. Connolly, individually, hereby joins as a party to this Agreement for the limited purpose of: (i) joining the Obligors in making the Specified Representations, Warranties, and Covenants pursuant to Section 6 of this Agreement; (ii) joining the Obligors in making the waivers set forth in Section 7 of this Agreement; (iii) joining the Obligors with respect to the express provisions concerning conditions precedent set forth in Section 8 of this Agreement; (iv) joining the Obligors with respect to the express provisions concerning the Delivered Releases and the Obligor Releases set forth in Section 10 of this Agreement; (v) joining the Obligors with respect to the express agreements set forth in Sections 11,12, 13, and 17; (vi) joining the Obligors with respect to the specific additional representations and warranties set forth in Section 23.g

Executed by the undersigned as of the date first written above as an instrument under seal.

____
TIMOTHY J. CONNOLLY, individually

BROYAL\003473\00001\382147.13